SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             _______________________

        Date of Report (Date of earliest event reported): April 9, 2004

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       Washington                      000-29829                 91-1815009
(State or other jurisdiction       (SEC File Number)           (IRS Employer
of incorporation or organization)                            Identification No.)



                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Item 9.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the three months ended March 31, 2004. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the three months ended March 31, 2004, was $1,374,105, a 23.6% increase compared to $1,112,067 for the three months ended March 31, 2003. The most significant factor contributing to the increase was the acquisition and merger of BNW Bancorp, Inc., effective February 27, 2004, accounted for as a purchase.

            Net interest income for the three months ended March 31, 2004, increased $936,074 to $3,959,170 compared to the same period of the prior year. The increase is attributable to a $916,000 increase in interest income and a $20,000 decrease in interest expense.

            Non-interest income increased $127,811 to $571,802 for the three months ended March 31, 2004, compared to the same period of the prior year, while non-interest expense increased $697,845 to $2,607,866. The increase in non-interest expense was primarily related to increases in all expense categories due to the merger of BNW Bancorp, Inc.

            The federal income tax provision for the three months ended March 31, 2004, was $479,000, compared to $445,000 for the three months ended March 31, 2003.

            Pacific's unaudited consolidated balance sheets at March 31, 2004 and March 31, 2003, and unaudited consolidated statements of operations for the three months ended March 31, 2004 and 2003, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           3-31-04          3-31-03
                                           -------          -------

      Cash & due from banks             $ 12,181,532     $  7,607,136
      Taxable securities                  34,976,670       47,997,462
      Non-taxable securities              18,604,737       14,608,978
      Fed funds sold                               0        8,580,000
      Loans held for sale                  5,247,120                0
      Real estate                        215,530,814      110,176,610
      Commercial                          92,964,110       71,431,691
      Installment                          9,150,223        4,914,685
      Overdrafts                             190,847          521,746
                                        ------------     ------------

      Gross loans                        323,083,114      187,044,731
      Less: Loan loss reserve              3,466,626        2,354,301
      Net loans                          319,616,488      184,690,430
                                        ------------     ------------

      Fixed assets-net                     5,347,937        3,766,498
      Goodwill and intangibles            11,919,528                0
      Other real estate owned                 83,517        1,057,641
      BOLI & cash surrender life ins       8,767,856        5,970,526
      Other assets                         3,569,416        2,760,985
                                        ------------     ------------

      TOTAL ASSETS                      $415,067,679     $277,039,656
                                        ============     ============

      DEPOSITS:
          Demand                        $ 60,153,069     $ 41,424,456
          Now                             50,224,713       30,830,780
          Money market                    55,001,991       24,756,592
          Savings                         55,006,430       53,948,849
          Time                            118,336,305      84,397,245
                                        ------------     ------------
      Total deposits                     338,722,507      235,357,923

      Fed. funds purchased                13,468,000                0
      Other borrowings                    14,924,681       13,500,000
      Other liabilities                    3,131,735        2,287,012
                                        ------------     ------------
      Total liabilities                  370,246,924      251,144,934
                                        ------------     ------------

      Common stock                         3,173,339        2,512,659
      Additional paid-in capital          26,851,110        9,838,691
      Undivided profits                   12,663,693       11,614,455
      Acc. other comprehensive income        758,509          816,850
      Curr. period profit/(loss)           1,374,105        1,112,067
                                        ------------     ------------
      Total equity                        44,820,756       25,894,722
                                        ------------     ------------

      TOTAL LIABILITIES & EQUITY        $415,067,679     $277,039,656
                                        ============     ============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                        Three Months Ended March 31,
                                        ----------------------------
                                             2004            2003
                                             ----            ----

      Interest on loans                 $  3,722,946     $ 3,054,230
      Fees/late charges on loans             433,149         195,816
      Interest on investments                670,312         671,870
      Interest on fed funds sold              11,322             469
                                        ------------     -----------
      Total interest income                4,837,729       3,922,385

      Interest exp. on deposits              748,018         790,013
      Other interest expense                 130,542         109,275
                                        ------------     -----------
      Total interest expense                 878,559         899,289
                                        ------------     -----------

      Net interest income                  3,959,170       3,023,096
      Less: Prov. for loan losses             70,000               0
      Net int. income after prov.          3,889,170       3,023,096

      S/C on deposit accounts                 65,505          66,039
      Overdraft charges                      222,951         183,437
      Other charges & fees                    79,657          95,722
      Other income                           203,690          98,794
                                        ------------     -----------
      Total non interest income              571,802         443,991

      Salaries and employee benefits       1,625,898       1,139,660
      Occupancy and equipment                305,192         237,621
      Other                                  673,776         532,740
                                        ------------     -----------
      Total operating expenses             2,607,866       1,910,021
                                        ------------     -----------
      Income before taxes                  1,853,105       1,557,067
      Income taxes                           479,000         445,000
                                        ------------     -----------

      NET INCOME                        $  1,374,105     $ 1,112,067
                                        ============     ===========

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Three Months Ended March 31,
                                        ----------------------------
                                             2004            2003
                                             ----            ----

      Net interest margin                     5.01%           4.81%
      Efficiency ratio                       56.22%          53.62%
      Return on average assets                1.64%           1.65%
      Return on average equity               17.68%          17.71%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  February 9, 2004                  By:  /s/ John Van Dijk
                                               --------------------------------
                                               John Van Dijk
                                               Executive Vice President
                                               and Chief Financial Officer